UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2021

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

PSEG Power LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated Common Stock without par value	PEG	New York Stock Exchange
PSEG Power LLC 8.625% Senior Notes, due 2031	PEG31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
.
  ☐

Item 1.01	Entry into a Material Definitive Agreement
On August 12, 2021, PSEG Power LLC (“PSEG Seller”), a wholly owned subsidiary of Public Service Enterprise Group Incorporated (“PSEG”), entered into the following two definitive agreements in connection with the sale of its fossil fuel electric generating assets (the “Portfolio”):

•
An equity purchase agreement with Parkway Generation, LLC (“PJM Purchaser”) and Eastern Corridor PartsCo, LLC for the sale of all of PSEG Seller’s fossil fuel electric generating assets located in New Jersey and Maryland (the “PJM Agreement”); and

•
An equity purchase agreement with Generation Bridge II, LLC (“NY/CT Purchaser” and, together with PJM Purchaser, the “Purchasers”) and Eastern Corridor PartsCo, LLC for the sale of all of PSEG Seller’s fossil fuel electric generating assets located in New York and Connecticut (the “NY/CT Agreement” and, together with the PJM Agreement, the “Purchase Agreements” and such transactions, collectively, the “Transactions” and individually, a “Transaction”).

Each Purchaser is a newly formed subsidiary of ArcLight Energy Partners Fund VII, L.P., a fund controlled by ArcLight Capital Partners, LLC. In the Transactions, PSEG Seller will receive aggregate cash consideration of approximately $1.92 billion, subject to customary adjustments, as well as certain non-cash
benefits such as retention of contractual rights to make use of certain facilities for potential future offshore wind development projects. The Transactions are currently expected to be completed either late
in the fourth quarter of 2021 or the first quarter of 2022.
The closing of the Transactions are subject to the satisfaction or waiver of certain conditions set forth in the Purchase Agreements, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976 (as amended), (ii) receipt of applicable regulatory approvals, including Federal Energy Regulatory Commission (“FERC”) approval and certain state regulatory approvals applicable to each Transaction, (iii) there being no law or order prohibiting the Transactions, (iv) the accuracy of each party’s representation and warranties, generally subject to materiality and material adverse effect qualifications, and (v) each party’s compliance, in all material respects, with their respective covenants and agreements. The Transactions are not cross-conditioned and therefore may be completed independently.
The Purchase Agreements contain customary representations, warranties and covenants of the parties thereto, including relating to the operation of PSEG Seller’s fossil business prior to the closings, as well
 a
s
 requirements relating to seeking requisite regulatory approvals and certain third-party consents. The representations and warranties in the Purchase Agreement will not survive the closing, and the Purchasers have obtained third-party representation and warranty insurance policies. Each of PSEG Seller, on one hand and the Purchasers, on the other hand, has agreed to indemnify the other for certain losses arising out of retained liabilities or assumed liabilities and the operation of the Portfolio following the closing of the applicable Transactions, subject to certain limitations.
Each Purchase Agreement may be terminated under the following circumstances: (i) by the mutual consent of PSEG Seller and the applicable Purchaser, (ii) by either PSEG Seller or the applicable Purchaser, if the closing does not occur by August 12, 2022, (iii) by either PSEG Seller or the applicable Purchaser, if the other party materially breaches its representations or fails to perform its covenants such that the conditions to closing fail to be satisfied (subject to a cure period), (iv) by either PSEG Seller or the applicable Purchaser, if there is a final and non-appealable
order prohibiting the closing of the applicable Transaction, (v) by PSEG Seller, if the closing conditions applicable to the Purchasers have been satisfied or waived, PSEG Seller has irrevocably notified such Purchaser in writing at least two business days prior to such termination that PSEG Seller is ready, willing and able to consummate the closing and the applicable Purchaser has failed to consummate the closing within two business days after the giving of such notice by PSEG Seller, and (vi) by either PSEG Seller or the applicable Purchaser, if the aggregate restoration costs with respect to one or more events of loss exceeds certain thresholds set out in the Purchase Agreements.
The Purchasers intend to fund each Transaction with a mix of equity and debt financing. Neither Transaction is subject to a financing condition. In the event that a Purchase Agreement is terminated due to the applicable

Purchaser’s breach of such Purchase Agreement for failure to consummate the Transaction under certain circumstances, PSEG Seller will be entitled to a termination fee equal to $102,750,000 in cash in connection with the PJM Transaction and $50,000,000 in cash in connection with the NY/CT Transaction, respectively (such amounts collectively, the “Reverse Termination Fees”).
The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein. The Purchase Agreements contain representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for the purposes of the contracts among the respective parties and are subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating such agreements. The representations, warranties and covenants in the Purchase Agreements are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. PSEG does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Purchase Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.
The Purchasers have obtained equity financing and debt financing commitments for the purpose of financing the Transactions, and affiliates of the Purchasers have agreed to guarantee the Purchasers’ obligations to pay the Reverse Termination Fees, as well as certain collection and reimbursement obligations that may be owed by the Purchasers pursuant to the Purchase Agreements, subject to the terms and conditions set forth in a limited guaranty. The obligations of the equity and debt financing sources under the applicable commitment letters are subject to customary conditions.
In connection with the Transactions, the relevant parties will enter into certain ancillary agreements, including two transition services agreements, a long-term services agreement and a remediation and access agreement at closing of the Transactions, and a parts and services sharing agreement at or prior to closing of the Transactions.

Item 2.06	Material Impairments
In connection with the Transactions discussed above in Item 1.01, beginning in the third quarter of 2021, the assets and liabilities of PSEG Fossil LLC, a wholly owned subsidiary of PSEG Seller, will be classified as assets held for sale. As a result, PSEG Seller expects to record a pre-tax
impairment charge of approximately $2,150 million - $2,225 million, employee severance and retention costs up to $25 million, debt redemption costs including a make-whole-premium of approximately $280 million - $340 million, and potential impacts on employee pension and other post retirement plans, environmental remediation costs, and other items.

Item 8.01	Other Events
Press Release
On August 12, 2021, PSEG issued a press release announcing the Transactions. A copy of the press release is filed as Exhibit 99.1 to this Form
8-K
and incorporated by reference herein.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” that are subject to risks, contingencies or uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “commitment,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “policy,” “position,” “potential,” “predict,” “priority,” “project,” “proposition,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “will,” “would” or other similar expressions that convey the uncertainty of future events or outcomes. PSEG’s forward-looking statements are not guarantees of future performance, and you should not rely unduly on them, as they involve risks, uncertainties and assumptions that PSEG cannot predict. Material differences between actual results and any future performance suggested in PSEG’s forward-looking statements could result from a variety of factors, such as the ongoing
COVID-19
pandemic and its impact on global economic conditions and PSEG’s ability to successfully complete the Transactions within the expected timeframe or at all. Many of such factors are beyond PSEG’s control. These factors also include such risks and uncertainties detailed in PSEG’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in PSEG’s annual report on Form
10-K
for the year ended December 31, 2020 and its quarterly Form
10-Q
filings, and in other investor communications from time to time. PSEG undertakes no obligation to update any forward-looking statement except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form
8-K:

Exhibit 10.1	Equity Purchase Agreement dated August 12, 2021, by and between PSEG Power LLC, Generation Bridge II, LLC, and Eastern Corridor PartsCo, LLC.*

Exhibit 10.2	Equity Purchase Agreement dated August 12, 2021, by and between PSEG Power LLC, Parkway Generation, LLC, and Eastern Corridor PartsCo, LLC.*

Exhibit 99.1	Press Release relating to the Transactions, dated August 12, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: August 13, 2021
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSEG POWER LLC
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: August 13, 2021